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                                                                    Exhibit 10.4



                           FIRST AMENDMENT AND WAIVER
                           --------------------------

          FIRST AMENDMENT AND WAIVER (this "Amendment"), dated as of November 25, 1998, among HOST MARRIOTT CORPORATION, a Delaware corporation ("Host Marriott"), HOST MARRIOTT HOSPITALITY, INC., a Delaware corporation ("Hospitality"), HMH PROPERTIES, INC., a Delaware corporation ("HMH"), HOST MARRIOTT, L.P., a Delaware limited partnership (the "Operating Partnership"), HMC CAPITAL RESOURCES CORP., a Delaware corporation ("CRC"), the lenders (the "Banks") party to the Credit Agreement referred to below, WELLS FARGO BANK, NATIONAL ASSOCIATION, THE BANK OF NOVA SCOTIA and CREDIT LYONNAIS NEW YORK BRANCH, as Co-Arrangers (the "Co-Arrangers"), and BANKERS TRUST COMPANY, as Arranger and Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement are used herein as so defined.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Host Marriott, Hospitality, HMH, the Operating Partnership, CRC, the Banks, the Co-Arrangers and the Administrative Agent are parties to a Credit Agreement, dated as of June 19, 1997 and amended and restated as of August 5, 1998 (the "Credit Agreement");

          WHEREAS, the parties hereto wish to amend the Credit Agreement, and waive certain provisions thereunder, all as herein provided; and

          WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto agree as follows;

          NOW, THEREFORE, it is agreed:

          1. Notwithstanding anything to the contrary contained in Section 3.02(d) of the Credit Agreement, the Banks hereby agree that HMH may issue up to $500,000,000 of Indebtedness pursuant to Section 9.04(xi) of the Credit Agreement (as modified pursuant to Section 3 of this Amendment) on or prior to December 31, 1998 without any requirement to repay outstanding Term Loans pursuant to such Section 3.02(d).

          2. Section 9.03(a) of the Credit Agreement is hereby amended by deleting the words "shall not be less than $100,000,000" appearing in sub-clause
(II) of the proviso to clause (vi) of such Section 9.03(a) and inserting the words "shall not exceed $100,000,000" in lieu thereof.

          3. Notwithstanding anything to the contrary contained in Section 9.04(xi) of the Credit Agreement or in the definition of "Permitted Refinancing Indebtedness" appearing in Section 11.01 of the Credit Agreement, the Banks hereby agree that HMH may issue up to $500,000,000 of additional senior notes
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(the "Additional Senior Notes") on or prior to December 31, 1998 and on terms and conditions (other than interest rates) no less favorable to HMH than those set forth in the Senior Note Documents and that such indebtedness shall constitute "Permitted Refinancing Indebtedness" incurred pursuant to such
Section 9.04(xi) so long as the Net Debt proceeds therefrom are used to refinance Indebtedness otherwise permitted to be refinance pursuant to Section 9.04(xi) on or prior to June 30, 1999, it being understood and agreed, however,
(i) to the extent that the Net Debt Proceeds from the Additional Senior Notes are not so used by June 30, 1999, such Indebtedness will be deemed to have been incurred under (and will otherwise reduce the then available basket under)
Section 9.04(xii) of the Credit Agreement without any requirement by Holdings or the borrower to demonstrate pro forma covenant compliance at such time and (ii)
                            --- -----
that until the earlier of (x) such time as all of the Net Debt Proceeds from the Additional Senior Notes are used to effect a permitted refinancing as described above and (y) June 30, 1999, Holdings and the Borrower will ensure that there is sufficient availability to incur the Additional Senior Notes (or the portion thereof not theretofore used to effect such a refinancing) under Section 9.04(xii) of the Credit Agreement.

          4. In the event (and only in the event) that more than $350,000,000 of Additional Series Notes are issued on or prior to December 31, 1998, Section
9.08 of the Credit Agreement shall be amended by deleting clause (b) thereof in its entirety and inserting the following new clause (b) in lieu thereof:

          "(b) Holdings and the Borrower will not permit the Unsecured Interest Coverage Ratio (i) for the Test Period ended closet to September 30, 1998 to be less than 2.00:1.00, and (ii) for any Test Period ending thereafter to be less than 2.00:1.00."

          5. In the event (and only in the event) that more than $350,000,000 of Additional Senior Notes are issued on or prior to December 31, 1998, Section
9.09 of the Credit Agreement shall be deleted in its entirety and the following new Section 9.09 shall be inserted in lieu thereof:

          "9.09  Minimum Fixed Charge Coverage Ratio.  Holdings and the Borrower
                 -----------------------------------
     will not permit the Consolidated Fixed Charge Coverage Ratio (i) for the Test period ended closest to September 30, 1998 to be less than 1.50:1.00,
     (ii) for the Test Period ending closest to December 31, 1998 to be less than 1.45:1.00 and (iii) for any Test Period ending thereafter to be less than 1.50:1.00."

          6. Section 13.07 of the Credit Agreement is hereby amended by inserting the following new clause (c) at the end thereof:

          "(c) Notwithstanding anything to the contrary contained in this Agreement, for purposes of determining compliance with Sections 9.08(b) and
     9.09 only in respect of the Test Period ending closest to March 31, 1999, to

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     the extent that the Blackstone Acquisition, and Partnership Roll-Up and/or any refinancing of Indebtedness of Holdings or any of its Subsidiaries occurs after the last day of such Test Period and on or before April 1, 1999, such transactions shall be treated as having occurred on the first day of such Test Period."

          7. (a) Sections 1, 2 and 3 of this Amendment shall become effective on the date (the "First Amendment Effective Date") when Host Marriott, Hospitality, HMH, CRC, the Operating Partnership and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office and (b) Sections 4, 5 and 6 of this Amendment shall become effective on the date when Host Marriott, Hospitality, HMH, CRC, the Operating Partnership and the Supermajority Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office.

          8. In order to induce the Banks to enter into this Amendment, each Credit Party hereto hereby represents and warrants that (i) the representations, warranties and agreements contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date, after giving effect to this Amendment and (ii) there exists no Default or Event of Default on the First Amendment Effective Date, after giving effect to this Agreement.

          9. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the US Borrower and the Administrative Agent.

          11. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          12. From and after the First Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                    *  *  *

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          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                              HOST MARRIOTT CORPORATION

                              By:_____________________________
                                  Title:

                              HOST MARRIOTT HOSPITALITY, INC.

                              By:_____________________________
                                  Title:

                              HMH PROPERTIES, INC.

                              By:_____________________________
                                  Title:

                              HOST MARRIOTT, L.P.
                              By:  HMC Real Estate LLC its General Partners

                              By:_____________________________
                                  Title:

                              HMC CAPITAL RESOURCES CORP.

                              By:_____________________________
                                  Title:

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